Exhibit 99.2

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of

AmeriVest Properties Inc.:

We have audited the accompanying special purpose statement of revenue and certain expenses of the Scottsdale Norte office building in Scottsdale, Arizona (the “Property”) for the year ended December 31, 2002.  This financial statement is the responsibility of the Property’s management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying special purpose statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of AmeriVest Properties Inc., as described in Note 1.  The presentation is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the special purpose financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Scottsdale Norte office building for the year ended December 31, 2002, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman, PC

Denver, Colorado
October 23, 2003

SCOTTSDALE NORTE OFFICE BUILDING

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002
	(unaudited)

REVENUE:
Rental revenue	$821,867	$1,858,220
Other revenue	28,336	54,710

Total revenue	850,203	1,912,930

CERTAIN EXPENSES:
Operating expenses	88,968	136,573
Repairs and maintenance	31,092	52,157
Utilities	58,859	127,358
Real estate taxes	91,926	181,654
Management fees	30,007	67,393

Total expenses	300,852	565,135

EXCESS OF REVENUE OVER CERTAIN EXPENSES	$549,351	$1,347,795

The accompanying notes are an integral part of these financial statements.

SCOTTSDALE NORTE OFFICE BUILDING

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

DECEMBER 31, 2002

NOTE 1 – BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses reflect the operations of the Scottsdale Norte office building (“Scottsdale Norte” or the “Property”).  The Property is located in Scottsdale, Arizona and contains 79,223 rentable square feet on 5.451 acres of land.  As of June 30, 2003 and December 31, 2002, the Property had an occupancy percentage of 84% and 100%, respectively.

The Property was acquired by AmeriVest Properties Inc. and subsidiaries (“AmeriVest”) from an unrelated party on October 7, 2003 for $12,250,000, which was paid with $6,630,000 from the assumption of the existing loan from Southern Farm Bureau Life Insurance Company and the balance in cash.  In addition, AmeriVest incurred approximately $60,000 in related acquisition fees and costs.

The accounting records of the Property are maintained on the accrual basis.  The accompanying statements of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The Company recognizes revenue from tenant leases on the straight-line method over the life of the related lease.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of the management of AmeriVest, the unaudited interim information as of June 30, 2003 included herein contains all adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2003.  Results of interim periods are not necessarily indicative of results to be expected for the year.  Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

NOTE 2 - OPERATING LEASES

The Property’s revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases, many of which are renewable.

Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$1,459,997
2004	932,708
2005	484,232
2006	297,127
2007	198,903
Thereafter	51,223
$3,424,190

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2002, and the corresponding percentage of the future minimum revenues above:

Tenant	Percentage of 2002 Revenues	Percentage of Future Minimum Revenues
A	19%	17%

Tenant A is a telecommunications company and their lease is scheduled to expire on July 31, 2004.

AMERIVEST PROPERTIES INC.

PRO FORMA FINANCIAL INFORMATION

(unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of June 30, 2003, as adjusted for the acquisition of Scottsdale Norte, as if the transaction had occurred on June 30, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002 combine the historical operations of AmeriVest with the historical operations of Scottsdale Norte as if the transaction had occurred on January 1, 2002.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest’s management based upon the historical financial statements of AmeriVest and Scottsdale Norte.  These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  The pro forma financial statements and notes thereto should be read in conjunction with the historical financial statements included in AmeriVest’s previous filings with the Securities and Exchange Commission.

AMERIVEST PROPERTIES INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2003

(unaudited)

AmeriVest (Historical)

Acquisition of Scottsdale Norte

Pro Forma Combined

ASSETS
Investment in Real Estate
Land	$22,918,563	$3,800,000	(b)	$26,718,563
Building and improvements	139,251,555	6,574,936	(b)	145,826,491
Furniture, fixtures and equipment	573,734	—		573,734
Tenant improvements	3,635,556	—		3,635,556
Tenant leasing commissions	753,873	—		753,873
Other intangible assets	2,548,643	1,935,064	(b)	4,483,707
Less: accumulated depreciation and amortization	(8,761,430)	—		(8,761,430)

Net Investment in Real Estate	160,920,494	12,310,000		173,230,494

Cash and cash equivalents	8,456,888	(5,711,663)	(a)	2,745,225
Escrow deposits	3,312,773	104,826	(b)	3,417,599
Investment in unconsolidated affiliate	1,395,071	—		1,395,071
Due from related party	3,371,526	—		3,371,526
Due from unconsolidated affiliate	165,056	—		165,056
Accounts receivable	292,298	—		292,298
Deferred rent receivable	970,034	—		970,034
Deferred financing costs, net	1,340,972	65,850	(c)	1,406,822
Prepaid expenses, escrows and other assets	992,760	—		992,760

Total Assets	$181,217,872	$6,769,013		$187,986,885

LIABILITIES
Mortgage loans and notes payable	$97,891,676	$6,630,000	(c)	$104,521,676
Accounts payable and accrued expenses	2,232,470	—		2,232,470
Accrued real estate taxes	1,667,951	91,926	(b)	1,759,877
Prepaid rents and security deposits	1,681,981	47,087	(b)	1,729,068
Dividends payable	2,255,247	—		2,255,247

Total Liabilities	105,729,325	6,769,013		112,498,338

STOCKHOLDERS’ EQUITY
Common stock	17,348	—		17,348
Capital in excess of par value	91,294,828	—		91,294,828
Distributions in excess of accumulated earnings	(15,823,629)	—		(15,823,629)

Total Stockholders’ Equity	75,488,547	—		75,488,547

Total Liabilities and Stockholders’ Equity	$181,217,872	$6,769,013		$187,986,885

See notes to the pro forma consolidated financial statements.

AMERIVEST PROPERTIES INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2003

(unaudited)

	Historical

AmeriVest

Scottsdale Norte

Pro Forma Adjustments

Pro Forma Combined

REAL ESTATE OPERATING REVENUE
Rental revenue	$13,762,245	$850,203	$—		$14,612,448

REAL ESTATE OPERATING EXPENSES
Property Operating Expenses
Operating expenses	3,397,293	178,919	—		3,576,212
Real estate taxes	1,555,403	91,926	—		1,647,329
Management fees	86,374	30,007	(30,007)	(d)	86,374
General and administrative expenses	1,579,853	—	—		1,579,853
Impairment of investment in real estate	1,465,932	—	—		1,465,932
Interest expense	3,568,177	—	262,724	(e)	3,830,901
Depreciation and amortization expense	2,808,139	—	571,032	(f)	3,379,171
	14,461,171	300,852	803,749		15,565,772

OTHER INCOME/LOSS
Interest income	17,753	—	—		17,753
Equity in loss of unconsolidated affiliate	(23,914)	—	—		(23,914)
	(6,161)	—	—		(6,161)

NET (LOSS)/INCOME	$(705,087)	$549,351	$(803,749)		$(959,485)

LOSS PER SHARE
Basic	$(0.06)				$(0.08)
Diluted	$(0.06)				$(0.08)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	11,958,053				11,958,053
Diluted	11,958,053				11,958,053

See notes to the pro forma consolidated financial statements.

AMERIVEST PROPERTIES INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

(unaudited)

	Historical

AmeriVest

Scottsdale Norte

Pro Forma Adjustments

Pro Forma Combined

REAL ESTATE OPERATING REVENUE
Rental revenue	$16,385,965	$1,912,930	$—		$18,298,895

REAL ESTATE OPERATING EXPENSES
Property Operating Expenses
Operating expenses	3,935,774	316,088	—		4,251,862
Real estate taxes	1,628,455	181,654	—		1,810,109
Management fees	173,011	67,393	(67,393)	(d)	173,011
General and administrative expenses	1,755,104	—	—		1,755,104
Advisory and capital project fees	1,367,380	—	—		1,367,380
Impairment of investment in real estate	275,000	—	—		275,000
Interest expense	4,144,231	—	528,872	(e)	4,673,103
Depreciation and amortization expense	3,362,508	—	1,142,064	(f)	4,504,572
	16,641,463	565,135	1,603,543		18,810,141

OTHER INCOME/(LOSS)
Interest income	164,519	—	—		164,519
Equity in loss of unconsolidated affiliate	(66,295)	—	—		(66,295)
	98,224	—	—		98,224

NET (LOSS)/INCOME	$(157,274)	$1,347,795	$(1,603,543)		$(413,022)

LOSS PER SHARE
Basic	$(0.02)				$(0.04)
Diluted	$(0.02)				$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	9,341,608				9,341,608
Diluted	9,341,608				9,341,608

See notes to the pro forma consolidated financial statements.

AMERIVEST PROPERTIES INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of Scottsdale Norte by AmeriVest.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of June 30, 2003 as adjusted for the acquisition of Scottsdale Norte as if the transaction had occurred on June 30, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002 combine the historical operations of AmeriVest with the historical operations of Scottsdale Norte as if the transaction had occurred on January 1, 2002.

These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) The net cash paid for Scottsdale Norte consists of the following:

Purchase price	$12,250,000
Estimated acquisition costs	60,000
Escrow deposits	104,826
Loan origination fee	65,850
Less: Southern Farm Bureau loan	(6,630,000)
Less: credit for accrued real estate taxes	(91,926)
Less: credit for security deposits	(47,087)
Cash paid	$5,711,663

(b) The purchase price of the property was allocated to land, building and improvements and other intangible assets and associated liabilities in accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations.”

(c) The loan in the amount of $6,630,000 from Southern Farm Bureau Life Insurance Company bears interest at 7.90%, due in monthly installments of principal and interest of $48,187, with the outstanding principal and accrued interest due on April 1, 2011.  This loan may be prepaid in full beginning April 1, 2006 subject to a prepayment penalty as defined in the mortgage note.

(d) Due to the Company being internally managed, there would be no management fee expense.

(e) Interest expense to be recognized related to the mortgage loan.  Includes loan interest at 7.90% and the amortization of the loan origination fee.

(f) Depreciation and amortization expense calculated assuming a 40-year useful life for the building, a 20-year useful life for the land improvements and a 24-month useful life for the other intangible assets.

NOTE 3 - LOSS PER SHARE

Pro forma loss per share for the six months ended June 30, 2003 and the year ended December 31, 2002 is computed based on the weighted average number of common shares outstanding during the periods presented.

AMERIVEST PROPERTIES INC.

STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS

AND CASH TO BE MADE AVAILABLE BY OPERATIONS

BASED UPON THE YEAR ENDED DECEMBER 31, 2002

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of Scottsdale Norte) based upon the pro forma consolidated statement of operations for the year ended December 31, 2002.  These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Revenue	$18,166,070

Expenses
Operating expenses	4,251,862
Real estate taxes	1,810,109
Management fees	173,011
General and administrative expenses	1,755,104
Advisory and capital project fees	1,367,380
Interest expense	4,673,103
Depreciation and amortization expense	2,363,876

Total expenses	16,394,445

Estimated Taxable Operating Income	1,771,625

Add: Depreciation and amortization expense	2,363,876

Estimated Cash to be Made Available by Operations	$4,135,501

AMERIVEST PROPERTIES INC.

NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS

AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

NOTE 1 - BASIS OF PRESENTATION

Depreciation has been estimated based upon an allocation of the purchase price of Scottsdale Norte to land (31%) and building (69%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”).  Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.